UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 6, 2012

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 Ash Street, Suite 300, Leawood, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD Disclosure.

On February 6, 2012, Tortoise Capital Resources Corporation (the “Company”) announced that on Monday, February 13, 2012, it would report its earnings results for its fiscal year ended November 30, 2011, and that it will host a conference call and webcast on Tuesday, February 14, 2012 to discuss its financial results.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01                 Other Events.

On February 6, 2012, the Company announced the declaration of its first quarter 2012 distribution of $0.11 per common share.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTOISE CAPITAL RESOURCES CORPORATION

Dated: February 10, 2012	By:	/s/ Terry C. Matlack
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 6, 2012